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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of Vermont Pure Holdings, Ltd.
Randolph, Vermont

We consent to the incorporation by reference in Registration Statements No. 333-95908, 333-64044, 333-100310, and 333-109882 on Form S-8 of our report dated
January 21, 2004, appearing in this Annual Report on Form 10-K of Vermont Pure Holdings, Ltd. for the year ended October 31, 2003.

/s/ DELOITTE & TOUCHE LLP
Hartford, Connecticut
January 29, 2004